                                                                      Exhibit 24


                                POWER OF ATTORNEY

         I appoint each of Robert W. Olson and William A. Tsacalis as my attorneys-in-fact to (a) sign a Form S-3 Registration Statement to be filed by Chiquita Brands International, Inc., registering 500,000 shares of its Capital Stock to be sold by the Selling Shareholders named therein, and any amendments (including post-effective amendments) to such Registration Statement and (b) file such Registration Statement and amendments (with all exhibits and related documents) with the Securities and Exchange Commission.

         Executed pursuant to the requirements of the Securities Act of 1933, on January 30, 1998 at Cincinnati, Ohio.

                                                        /s/Carl H. Lindner
                                                        ------------------
                                                        Carl H. Lindner

                                POWER OF ATTORNEY

         I appoint each of Robert W. Olson and William A. Tsacalis as my attorneys-in-fact to (a) sign a Form S-3 Registration Statement to be filed by Chiquita Brands International, Inc., registering 500,000 shares of its Capital Stock to be sold by the Selling Shareholders named therein, and any amendments (including post-effective amendments) to such Registration Statement and (b) file such Registration Statement and amendments (with all exhibits and related documents) with the Securities and Exchange Commission.

         Executed pursuant to the requirements of the Securities Act of 1933, on February 4, 1998 at Cincinnati, Ohio.

                                                        /s/ Keith E. Lindner
                                                        --------------------
                                                        Keith E. Lindner

                                POWER OF ATTORNEY

         I appoint each of Robert W. Olson and William A. Tsacalis as my attorneys-in-fact to (a) sign a Form S-3 Registration Statement to be filed by Chiquita Brands International, Inc., registering 500,000 shares of its Capital Stock to be sold by the Selling Shareholders named therein, and any amendments (including post-effective amendments) to such Registration Statement and (b) file such Registration Statement and amendments (with all exhibits and related documents) with the Securities and Exchange Commission.

         Executed pursuant to the requirements of the Securities Act of 1933, on February 4, 1998 at Cincinnati, Ohio.

                                                         /s/Steven G. Warshaw
                                                         --------------------
                                                         Steven G. Warshaw

                                POWER OF ATTORNEY

         I appoint each of Robert W. Olson and William A. Tsacalis as my attorneys-in-fact to (a) sign a Form S-3 Registration Statement to be filed by Chiquita Brands International, Inc., registering 500,000 shares of its Capital Stock to be sold by the Selling Shareholders named therein, and any amendments (including post-effective amendments) to such Registration Statement and (b) file such Registration Statement and amendments (with all exhibits and related documents) with the Securities and Exchange Commission.

         Executed pursuant to the requirements of the Securities Act of 1933, on January 30, 1998 at Cincinnati, Ohio.

                                                         /s/Fred J. Runk
                                                         ---------------
                                                         Fred J. Runk

                                POWER OF ATTORNEY

         I appoint each of Robert W. Olson and William A. Tsacalis as my attorneys-in-fact to (a) sign a Form S-3 Registration Statement to be filed by Chiquita Brands International, Inc., registering 500,000 shares of its Capital Stock to be sold by the Selling Shareholders named therein, and any amendments (including post-effective amendments) to such Registration Statement and (b) file such Registration Statement and amendments (with all exhibits and related documents) with the Securities and Exchange Commission.

         Executed pursuant to the requirements of the Securities Act of 1933, on February 4, 1998 at Cincinnati, Ohio.

                                                         /s/ Jean Head Sisco
                                                         -------------------
                                                         Jean Head Sisco

                                POWER OF ATTORNEY

         I appoint each of Robert W. Olson and William A. Tsacalis as my attorneys-in-fact to (a) sign a Form S-3 Registration Statement to be filed by Chiquita Brands International, Inc., registering 500,000 shares of its Capital Stock to be sold by the Selling Shareholders named therein, and any amendments (including post-effective amendments) to such Registration Statement and (b) file such Registration Statement and amendments (with all exhibits and related documents) with the Securities and Exchange Commission.

         Executed pursuant to the requirements of the Securities Act of 1933, on February 1, 1998 at Cincinnati, Ohio.

                                                         /s/William W. Verity
                                                         --------------------
                                                         William W. Verity

                                POWER OF ATTORNEY

         I appoint each of Robert W. Olson and William A. Tsacalis as my attorneys-in-fact to (a) sign a Form S-3 Registration Statement to be filed by Chiquita Brands International, Inc., registering 500,000 shares of its Capital Stock to be sold by the Selling Shareholders named therein, and any amendments (including post-effective amendments) to such Registration Statement and (b) file such Registration Statement and amendments (with all exhibits and related documents) with the Securities and Exchange Commission.

         Executed pursuant to the requirements of the Securities Act of 1933, on February 2, 1998 at Cincinnati, Ohio.

                                                         /s/Oliver W. Waddell
                                                         --------------------
                                                         Oliver W. Waddell